Exhibit 32.1


                      AXA EQUITABLE LIFE INSURANCE COMPANY

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 of AXA Equitable Life Insurance Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher M. Condron, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ Christopher M. Condron
                                           ----------------------------------
                                           Christopher M. Condron
                                           Chairman of the Board
                                           and Chief Executive Officer



         Date: November 13, 2006